UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Innovative Solutions and Support, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

        You are invited to attend the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc.

        Date:    Wednesday, April 21, 2010

        Time:    10:00 a.m., Eastern Standard Time

        Place:    720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

  •
  To elect one Class I director to our Board of Directors for a term of three (3) years and until his successor is duly elected and qualified;

  •
  To ratify the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2010; and

  •
  To transact any other business that may properly come before the meeting.

Record Date:

        January 22, 2010 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any adjournment or postponement of the meeting.

        In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

        We consider your vote important and encourage you to vote as soon as possible.

                      Geoffrey S.M. Hedrick
                       Chairman of the Board and Chief Executive Officer

January 28, 2010

 INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

PROXY STATEMENT
for
Annual Meeting of Shareholders
April 21, 2010

        Our Board of Directors is soliciting your proxy to vote your shares at our 2010 annual meeting of shareholders. The annual meeting will be held on April 21, 2010 at 10:00 a.m., local time, at our corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. We intend to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the "Notice"), and to make this Proxy Statement available to our shareholders of record entitled to vote at the Annual Meeting, on or about January 28, 2010.

ABOUT THE MEETING

Your vote is important.

        In accordance with the rules and regulations adopted by the Securities and Exchange Commission ("SEC"), instead of mailing a printed copy of our proxy materials to each shareholder of record, we may now furnish proxy materials including this Proxy Statement, the proxy card, and the Company's Annual Report on Form 10-K for the year ended September 30, 2009 ("Annual Report") to our shareholders by providing access to such documents on the Internet. Shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice will instruct shareholders as to how they may access and review all of the proxy materials. The Notice also instructs shareholders how to submit a proxy through the Internet. If you would like to receive a paper copy or e-mail copy of your proxy materials, you should follow the instructions for requesting such materials included in the Notice. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

        You may revoke this proxy at any time before it is voted by written notice to the Chief Financial Officer of the Company, by submission of a proxy bearing a later date or by casting a ballot at the Annual Meeting. Properly executed and delivered proxies that are received before the Annual Meeting's adjournment will be voted in accordance with the directions provided or, if no directions are provided, your shares will be voted by one of the individuals named on your proxy card as recommended by the Board of Directors. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of the person(s), not more than three, to whom you wish to give your proxy.

        If you want to vote in person at the Annual Meeting and you hold shares of Company common stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Annual Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the record date.

Who can vote?

        You can vote if, as of the close of business on January 22, 2010, you were a shareholder of record of our common stock. On that date, 16,755,669 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors. A list of shareholders eligible to vote will be available at the offices of Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, Pennsylvania 19341 beginning January 28, 2010. Shareholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

        If you and other residents at your mailing address own shares of common stock in "street name," your broker or bank may have notified you that your household will receive only one annual report and proxy statement, or one notice of internet availability of proxy materials, as applicable, for each company in which you hold stock through that broker or bank.

        This practice is known as "house-holding." Unless you responded that you did not want to participate in "house-holding," you were deemed to have consented to the process. Each shareholder will continue to receive a separate proxy card or voting instruction card.

        If you did not receive an individual copy of this year's proxy statement or our annual report, we will send a copy to you if you address a written request to our Chief Financial Officer, John C. Long, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

        If you would like to receive your own set of the Company's future annual report and proxy statement, or if you share an address with another Company shareholder and together both of you would like to receive only a single set of the Company's annual disclosure documents, you should contact your broker or bank or you may contact the Company at the above address and phone number.

What constitutes a quorum?

        The presence at the annual meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter. Abstentions from voting and broker "non-votes" will be counted toward a quorum. A broker "non-vote" occurs when the nominee holding a shareholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

        The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the votes properly cast at the meeting with respect to such matter. Abstentions or broker "non-votes" will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

        Our Board does not intend to bring any other matters before the annual meeting except the matters listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

        Most shareholders have three ways to vote by proxy: by telephone, via the Internet or by returning the proxy card. To vote by telephone or via the Internet, follow the instructions set forth on the Notice you receive. To vote by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card. Do not return the proxy card if you vote via the Internet or by telephone.

Can I change my vote after I return my proxy card?

        Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary and Chief Financial Officer in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

        Yes. However, we encourage you to vote by proxy to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

        We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing the notice of the Annual Meeting, proxy statement and proxy card, as well as handling and tabulating the proxies returned. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by telephone or other electronic means. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's common stock.

Who can help answer your questions?

        If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, John C. Long, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

Annual Report

        On written request, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended September 30, 2009, as amended (including a list briefly describing the exhibits thereto), filed with the Securities and Exchange Commission (the SEC), to any record holder or beneficial owner of our common stock on January 22, 2010, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Chief Financial Officer at the address set forth above.

Security Ownership of Principal Shareholders

        The following table sets forth certain information with respect to the beneficial ownership, as of January 22, 2010, of each person who we knew to be the beneficial owner of more than 5% of our common stock. To the knowledge of the Company, each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Geoffrey S. M. Hedrick(2)	3,650,875	21.8%
Federated Investors, Inc.(3)	2,238,901	13.4%
Putnam, LLC d/b/a Putnam Investments(4)	1,032,125	6.2%
Ingalls & Snyder, LLC(5)	1,345,832	8.0%

(1)
As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,755,669 shares of common stock outstanding as of January 22, 2010.

(2)
Mr. Hedrick's address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. Includes 408 shares owned by Mr. Hedrick's spouse.

(3)
Based solely on Schedule 13G filed February 17, 2009. Federated Investors, Inc.'s address is Federated Investors Tower, Pittsburgh PA 15222.

(4)
Based solely on Schedule 13G filed on February 13, 2009. Putnam Investments' address is One Post Office Square, Boston, MA 02109.

(5)
Based solely on Schedule 13G filed on January 7, 2010. Ingalls & Snyder, LCC's address is 61 Broadway, New York, NY 10006.

Security Ownership of Management

        The following table sets forth certain information with respect to the beneficial ownership as of January 22, 2010, of (i) each director, (ii) our chief executive officer and each other executive officer, and (iv) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to the Company.

Name of Beneficial Owner	Number of Shares		Percent of Class(1)
Geoffrey S. M. Hedrick	3,650,875		21.8%
Roman G. Ptakowski (2)	180,000		1.1%
Robert E. Mittelstaedt, Jr.	137,220		*	%
Winston J. Churchill	73,716		*	%
John C. Long (3)	90,000		*	%
Robert H. Rau	60,685		*	%
Ivan M. Marks (4)	31,831		*	%
Glen R. Bressner	31,415		*	%
All executive officers and directors as a group (10 persons)	4,255,742	(4)	25.4%

*
Less than 1%.

(1)
As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,755,669 shares of common stock outstanding as of January 22, 2010.

(2)
Represents the total number of outstanding options to purchase shares, which were exercisable as of January 22, 2010, or within 60 days from such date.

(3)
Includes options to purchase 40,000 shares, which were exercisable as of January 22, 2010 or within 60 days from such date.

(4)
Mr. Marks is not standing for reelection at the 2010 Annual Meeting of Shareholders.

Equity Compensation Plan Information

        The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans and arrangements as of September 30, 2009, including the 1998 Stock Option Plan, the 2003 Restricted Stock Plan and the 2009 Stock-Based Incentive Compensation Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	615,599	9.39	1,570,982
Equity compensation plans not approved by security holders	—	—	—

Total	615,599	9.39	1,570,982

(1)
As of January 22, 2010, there were 655,349 outstanding options issued under all of the Company's equity compensation plans. These grants have a weighted average exercise price of $9.05 per share and a weighted average life of 5.1 years. As of January 22, 2010, there were 30,860 shares of restricted stock that have been awarded under the Company's equity compensation plans and remain subject to forfeiture conditions. Under the 2009 Stock-Based Inventive Compensation Plan, the Company has 1,138,800 shares available for grant to employees and non-employees. As of January 22, 2010, no shares remain available for grants of restricted stock to non-employee directors under the Company's 2003 Restricted Stock Plan.

        The 2003 Restricted Stock Plan for non-employee directors was approved by shareholders at the Company's February 26, 2004 Annual Meeting of Shareholders. The Plan called for an annual award of restricted stock having a fair market value of $25,000 as of the close of business on October 1 of the current fiscal year for all eligible non-employee directors. The stock is awarded in four installments quarterly during the fiscal year provided the director is still serving on the board on the quarterly issue date. In fiscal year 2005 the annual award was increased to $40,000 effective the fourth quarter of the fiscal year.

        In the fiscal years ended September 30, 2009, 2008, and 2007, awards issued to our non-employee directors under the Plan were 29,815, 11,355, and 15,056 shares respectively.

2009 Stock-Based Incentive Compensation Plan

        The Company's 2009 Stock-Based Incentive Compensation Plan (the "2009 Plan") was approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on March 12, 2009. The 2009 Plan authorizes the grant of Stock Appreciation Rights, Restricted Stock, Options and other equity-based awards under the 2009 Plan. Options granted under the 2009 Plan may be either incentive stock or nonqualified stock options, as determined by the Compensation Committee of the Company's Board of Directors.

        Subject to an adjustment necessary upon a stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or similar corporate transaction or event, the maximum number of shares of common stock available for awards under the 2009 Plan are 1,200,000, all of which may be issued pursuant to awards of incentive stock options. In addition, the 2009 Plan provides that no more than 300,000 shares may be awarded in any calendar year to any employee as a performance-based award under Section 162(m) of the Internal Revenue Code.

        The 2009 Plan will terminate on March 12, 2019, unless earlier terminated by the Board. Termination will not affect awards outstanding at the time of termination. The Board may amend, alter, suspend, discontinue or terminate the 2009 Plan without shareholder approval, provided that shareholder approval is required for any amendment which (i) would increase the number of shares subject to the 2009 Plan; (ii) would decrease the price at which awards may be granted; or (iii) would require shareholder approval by law, regulation, or the rules of any stock exchange or automated quotation system.

1998 Stock Option Plan

        The Company's 1998 Stock Option Plan was adopted in order to recognize the contributions made by the Company's employees, directors, consultants and advisors, to provide such persons with additional incentives to devote their efforts to the Company's future success and to improve the Company's ability to attract, retain and motivate individuals through the receipt of Company stock options. The maximum number of shares of the Company's stock available under the 1998 Stock Option Plan was 3,389,025 (after giving effect to stock splits). The 1998 Stock Option Plan authorizes the grant of "incentive stock options" (within the meaning of Section 422 of the Code) and non-qualified stock options, such options to vest and become exercisable as specified in separate written agreements between the Company and the option recipient. Unless otherwise specified in such agreement, all outstanding options become fully vested and exercisable upon a change in control. The 1998 Stock Option Plan expired on November 13, 2008, therefore no further options can be awarded under the plan.

2003 Restricted Stock Plan

        The Company's 2003 Restricted Stock Plan was adopted in order to provide non-employee directors with restricted stock grants that would encourage them to contribute to the growth of the Company and benefit the Company's shareholders. The maximum number of shares of the Company's stock available under the 2003 Restricted Stock Plan was 1,500,000 (after giving effect to stock splits). Each non-employee director is eligible to receive an award of restricted stock on an annual basis, with such award vesting over the course of the fiscal year in equal installments. Pursuant to the terms of the 2003 Restricted Stock Plan, upon a change in control all restrictions applicable to restricted stock awards that are then outstanding lapse in full. In fiscal years ended September 30, 2009, 2008, and 2007 awards granted to our non-employee directors under the 2003 Restricted stock Plan were 36,230, 10,525 and 15,246 shares respectively. As of January 22, 2010, no shares remain available for grants of restricted stock under the Company's 2003 Restricted Stock Plan; however the Company intends to continue with such annual grants to non-employee directors under the 2009 Stock-Based Incentive Compensation Plan.

Section 16(A) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that, during fiscal year 2009, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons.

 ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

        At the annual meeting, the shareholders will elect one Class I director to hold office until the annual meeting of shareholders in 2013 and until his successor has been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class I directors expires at the 2010 annual meeting of shareholders. Upon the recommendation of the Nominating/Corporate Governance Committee, the Board has nominated Mr. Robert H. Rau to serve as a director. Mr. Rau is currently serving as a Class I director and has indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of Mr. Rau. The nominee receiving a plurality of the votes cast for director will be elected. Should any nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting "FOR" the nominee for Class I director.

Directors and Nominees

        The members of the Board of Directors as of the date of the Annual Meeting of Shareholders, including the nominee for Class I director, together with certain information about them, are set forth below:

Name	Age	Director Since	Term Expires	Positions with the Company
Class I Directors
Robert H. Rau	73	2001	2010	Director
Class II Directors
Glen R. Bressner	49	1999	2011	Director
Robert E. Mittelstaedt, Jr.	66	1989	2011	Director
Class III Directors
Geoffrey S. M. Hedrick	67	1988	2012	Director, Chairman of the Board, Chief Executive Officer
Winston J. Churchill	69	1990	2012	Director

        Robert H. Rau.    Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

        Glen R. Bressner.    Mr. Bressner has been Managing partner of Mid-Atlantic Venture Funds and Originate Ventures, venture capital firms, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

        Robert E. Mittelstaedt, Jr.    Mr. Mittelstaedt served as our Non-Executive Chairman of the Board of Directors from 1989 to 1997. Since July 1, 2004 Mr. Mittelstaedt has been Dean of the W.P. Carey School of Business at Arizona State University. Prior to that, Mr. Mittelstaedt was Vice Dean of The Wharton School of the University of Pennsylvania since 1989. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. and is a member of the Board of Directors of W.P. Carey & Co. LLC. Mr. Mittelstaedt holds a Bachelor of Science degree in Mechanical Engineering from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

        Geoffrey S. M. Hedrick.    Mr. Hedrick founded the Company in February 1988 and has been our Chairman of the Board since 1997. Mr. Hedrick resigned from his position as Chief Executive Officer of the Company on November 30, 2007 but continued as Chairman of the Board of Directors. He reassumed his former duties as Chief Executive Officer on September 8, 2008. Prior to founding the Company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 40 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

        Winston J. Churchill.    Mr. Churchill has been managing general partner of SCP Partners since he founded it in 1996, and has over twenty-five years experience in private equity investing. Previously, he had formed Churchill Investment Partners, Inc. in 1989 and CIP Capital, L.P., another venture capital fund, in 1990. Prior to that, he was a managing partner of a private investment firm that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation. From 1967 to 1983, he practiced law at the Philadelphia firm of Saul, Ewing, Remick and Saul and served as Chairman of its Banking and Financial Institutions Department, Chairman of the Finance Committee and a member of its Executive Committee. He is a Director of Amkor Technology, Inc., Rodman & Renshaw Capital Group, Inc. and Griffin Land and Nurseries, Inc., as well as a number of private companies. From 1989 to 1993, he served as Chairman of the Finance Committee of the Pennsylvania Public School Employees' Retirement System. He is currently a trustee of Fordham University, Georgetown University, Immaculata University, American Friends of New College Oxford, England, The Gesu School and Young Scholars Charter School. He was awarded a BS in Physics, summa cum laude, from Fordham University followed by a M.A. in Economics from Oxford University where he studied as a Rhodes Scholar, and a J.D. degree from Yale Law School.

Independence

        The Board has determined in its business judgment that four (4) of the Company's five (5) directors after the date of the annual meeting are independent as defined in the applicable NASDAQ listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment. The following directors were determined to be independent: Glen R. Bressner, Winston J. Churchill, Robert E. Mittelstaedt, Jr. and Robert H. Rau.

Committees of the Board of Directors

        The Board maintains four standing committees: Audit, Compensation, Investment, and Nominating/Corporate Governance.

        Audit Committee.    The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection and compensation of our independent registered public accounting firm, the scope of our annual audits, fees to be paid to the independent registered public accounting firm, the performance and independence of our independent registered public accounting firm and our accounting practices. The Audit Committee approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our independent registered public accounting firm in that process. Messrs. Bressner (Chairman), Rau and Marks are currently members of the Audit Committee. Mr. Marks is not standing for reelection at the Annual Meeting of Shareholders and his replacement will be appointed to the Audit Committee prior to or on the date of the Annual Meeting. The Audit Committee is comprised solely of independent members, as independence for audit committee members is defined in the applicable Nasdaq listing standards. In addition, the Board has determined in its business judgment that each member of the Audit Committee is financially literate and that at least one of the Audit Committee members, Mr. Rau, is an audit committee financial expert, as defined by SEC rules and regulations. The Audit Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Audit Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations. Please note that none of the information on the Company's website is incorporated by reference in this proxy statement.

        Compensation Committee.    The Compensation Committee of the Board of Directors is composed of two directors, Messrs. Churchill (Chairman), and Mittelstaedt, each of whom, in the judgment of the Board of Directors, was found to be "independent" as defined by the applicable NASDAQ listing standards. The Compensation Committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The Compensation Committee annually evaluates the performance of the Company's Chief Executive Officer and determines or recommends to the full Board the annual base salary, bonus and equity-based compensation for the Chief Executive Officer. The Compensation Committee relies on the recommendations of the Chief Executive Officer, following the Chief Executive Officer's annual performance reviews of other executive officers, in setting annual salaries, bonuses and equity-based compensation for other executive officers.

        The Compensation Committee is responsible for reviewing and overseeing the Company's benefit plans and stock option plans for our employees, consultants, directors and other individuals compensated by us, including our Chief Executive Officer. The Compensation Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Compensation Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations.

        The Compensation Committee has not retained an outside consultant to advise it regarding Company compensation practices. Instead, the Compensation Committee independently determines the appropriate levels of compensation for executive officers and directors taking into account, among other factors, the performance of such individuals (as determined in annual reviews conducted by the Compensation Committee or the Chief Executive Officer), the Company's financial performance, cost of living, prior compensation practices and recruitment and retention needs. The Compensation Committee relies on the recommendations of the Company's Chief Executive Officer in determining whether and how much of a discretionary bonus may be paid to the Company's employees (including executive officers) in the event the Company's financial performance exceeds the Board's expectations.

        Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is a former or current executive officer or employee of the Company. There are no compensation committee interlocks between us and any other entity involving us or such entity's executive officers or board members.

        Investment Committee.    The Investment Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital, including with respect to the implementation of our stock repurchase program. Messrs. Churchill (Chairman), Bressner and Rau are currently the members of the Investment Committee.

        Nominating/Corporate Governance Committee.    We have a Nominating/Corporate Governance Committee, consisting of three non-employee directors. The Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations. The Committee members are Messrs. Mittelstaedt (Chairman), Churchill and Bressner, each of whom is independent, as that term is defined in the applicable Nasdaq listing standards.

        The Nominating/Corporate Governance Committee functions include establishing the criteria for selecting candidates for nomination to the Board; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board and to monitor the Company's corporate governance structure.

        The Committee seeks director candidates based upon a number of qualifications/criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths relative to the Company's business. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and NASDAQ rules.

        The Committee conducts an annual assessment of the size and composition of the Board and Committees and reviews with the Board the appropriate skills and characteristics required of Board members. The Committee has not yet relied upon third-party search firms to identify board candidates, but reserves the right to do so as required. To date the Committee has relied upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential board candidates.

        Neither the Nominating/Corporate Governance Committee nor the Company has engaged, or paid any fees to a search firm in connection with the nomination of the Class I director for election at the Annual Meeting covered by this Proxy Statement.

        The Committee will consider nominees for election to the Board that are timely recommended by shareholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating/Corporate Governance Committee, at our address at 720 Pennsylvania Drive, Exton, PA, 19341, and should not include self-nominations. Section 3.10 of the Company's by-laws contains provisions setting forth the requirements applicable to a shareholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "Shareholder Proposals for 2011 Annual Meeting And Other Matters."

        Each of the current nominees for director listed under the caption "ELECTION OF DIRECTORS" is an existing director standing for re-election. In connection with the 2010 Annual Meeting, the Nominating/Corporate Governance Committee did not receive any recommendation for a candidate from any shareholder or group of shareholders owning more than 5% of our common stock.

        Our Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on matters relevant to the Company. Each of our directors is requested to attend in person the Annual Meeting. All six of the Company's then-serving directors attended the Company's 2009 Annual Meeting of Shareholders.

        In addition, you may communicate with the Board, or if applicable, to a specific individual director, by sending a written communication to the attention of the Board or such individual director at the following address: 720 Pennsylvania Drive, Exton, PA, 19341, (fax (610) 646-0150).

        Copies of each written communication received at such address will be provided to the Board or to the specific individual director unless such communication is considered, in the reasonable judgment of the Corporate Secretary or other appropriate company officer, to be improper for submission to the intended recipient. Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business or communications that relate to improper or irrelevant topics.

Meetings and Attendance

        During the fiscal year ended September 30, 2009, the full Board held five meetings. From time to time during fiscal year 2009 the Board met in executive session without members of management present. The Audit Committee met fourteen times, the Investment Committee met one time, the Compensation Committee met one time and the Nominating/Corporate Governance Committees met one time. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

        The Audit Committee has retained Deloitte & Touche, LLP as the independent registered public accounting firm to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2010. Although action by the shareholders on this matter is not required, the Audit Committee and the Board of Directors believe it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company's consolidated financial statements. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting, in person or by proxy, and voting thereon. If this appointment is not ratified by the shareholders, the Audit Committee may reconsider its selection.

        One or more representatives of Deloitte & Touche, LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        Services provided by Deloitte & Touche, LLP in prior fiscal years have included an audit of the annual consolidated financial statements of the company, an audit of the effectiveness of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002 and other services related to filings made with the SEC. The aggregate fees billed by Deloitte & Touche, LLP in connection with services rendered during the fiscal years ended September 30, 2009 and 2008 were:

	FY 2009	FY 2008
Audit Fees	$385,203	$444,453
Audit Related Fees	29,608	0
Tax Fees	0	59,250

Total	$414,811	$503,703

Audit Fees

        Audit fees for fiscal years 2009 and 2008 were for professional services rendered for the audit of our annual consolidated financial statements, auditing the effectiveness of our internal controls over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche, LLP in connection with statutory and regulatory filings or engagements.

Audit Related Fees

        Audit-related fees for fiscal year 2009 were for $29,608 and were related to SEC Comment letter matters.

Tax-Related Fees

        Tax-related fees for fiscal year 2008 were related to preparation of tax returns.

All Other Fees

        No fees were incurred in connection with services provided by Deloitte & Touche during fiscal years 2009 and 2008 other than as described above.

  Pre-Approved Policies and Procedures

        The Audit Committee's policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee will also pre-approve all proposed non-audit related services to be provided by the Company's independent registered public accounting firm. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. The Audit Committee approved all 2009 and 2008 fees paid to the independent registered public accounting firm.

        Pursuant to the adoption of the revised Audit Committee Charter, the Board of Directors has adopted a policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence, and for all other services prohibited by the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company's independent registered public accounting firm.

        The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

 REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

        The Audit Committee assists our Board in its oversight of our financial reporting process. The Committee operates pursuant to a charter. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America and for reviewing the Company's unaudited interim financial statements. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee will however take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

        The Audit Committee makes recommendations to the Board with respect to the selection and compensation of our independent registered public accounting firm, the scope of our annual audits, and the fees to be paid to the independent registered public accounting firm. In addition, the Committee monitors the performance and independence of our independent registered public accounting firm and approves all services provided to the Company by the independent registered public accounting firm. The Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to financial statements, financial records and financial controls of the Company. The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and discusses with management the Company's disclosure controls and procedures.

        The Board, in its business judgment, has determined that each of the three directors on the Audit Committee is independent as required by Rule 5605(c)(2)(A) of the listing standards of the Nasdaq Stock Market, LLC. In addition, the Board has determined that each member of the Audit Committee is financially literate and at least one of the Audit Committee members, Mr. Marks, is an audit committee financial expert as defined by SEC rules and regulations.

        In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ending September 30, 2009 with management of the Company and with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, its judgment as to the quality, not just the acceptability, of the Company's accounting principles, as well as an opinion on management's assessment of, and the effective operation of, the Company's internal control over financial reporting. The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, SEC Rule 2-07 and such other matters as are required to be discussed under auditing standards generally accepted in the United States of America. The Audit Committee received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence, including the compatibility of non-audit services with the independent registered public accounting firm's independence.

        The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its 2009 audit and met with them both with and without management present, to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ending September 30, 2009 be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2009 as filed with the Securities and Exchange Commission.

  Submitted by the Audit Committee:

  Glen R. Bressner (Chairman)
  Robert H. Rau
  Ivan M. Marks

Related Party Transactions

The Charter of the Audit Committee provides that it is the responsibility of the Audit Committee to review and approve any transaction between the Company and its officers, directors and 5% shareholders.

Compensation of Directors

        The Company's compensation program for non-employee directors consists of two elements of compensation: meeting fees and restricted stock awards. Each non-employee director is entitled to a fee of $1,000 for each Board meeting attended and $1,000 for each in-person committee meeting that is not held on the same day as a Board meeting. Historically, each non-employee director has also received an award of restricted stock pursuant to the Company's 2003 Restricted Stock Plan for non-employee directors, which was approved by shareholders at the Company's February 26, 2004 Annual Meeting of Shareholders. The Company intends to continue to grant annual awards of restricted stock to non-employee directors under the 2009 Plan.

        Since fiscal year 2005, the Company has granted to each non-employee director an annual award of restricted stock with a value of $40,000 based on the closing price of the Company's stock on the first business day of the fiscal year. The Company's common stock closed at $5.52 per share on October 1, 2008 and accordingly, each non-employee director in the table below received a grant of 7,246 shares of restricted stock for fiscal year 2009. Each restricted stock award vests quarterly during the fiscal year provided the director continues to serve on the Board through each applicable vesting date.

        In addition, all directors are reimbursed for reasonable travel and lodging expenses actually incurred in connection with required attendance at Board meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Glen R. Bressner	$6,000	$40,000	—	—	—	—	$46,000
Winston J. Churchill	$4,000	$40,000	—	—	—	—	$44,000
Ivan M. Marks	$6,000	$40,000	—	—	—	—	$46,000
Robert E. Mittelstaedt, Jr.	$6,000	$40,000	—	—	—	—	$46,000
Robert H. Rau	$5,000	$40,000	—	—	—	—	$45,000

(1)
This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of Statement of Financial Accounting Standard 123-R, "Share Based Payment," (FAS 123R) with respect to restricted stock granted to each non-employee director. See also Note 3, under the heading "Stock-Based Compensation," to the Company's audited financial statements as filed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards. Because each director's restricted stock grant vests, if at all, during the fiscal year, none of the directors held any unvested restricted stock as of the close of the fiscal year. In addition, as of the close of the fiscal year, none of the non-employee directors held outstanding options to purchase stock of the Company.

Code of Ethics

        We adopted a Code of Ethics (the "Code of Ethics") applicable to our Directors, our principal executive officer and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, agents and representatives. The Code of Ethics is posted on the Company's website, www.innovative-ss.com, under the heading Investor Relations.

Executive Officers

        Set forth below is a table identifying our current executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name	Age	Position with the Company
Roman G. Ptakowski	61	President
John C. Long	45	Chief Financial Officer

        Roman G. Ptakowski.    Mr. Ptakowski has been our President since March 2003. Prior to that, Mr. Ptakowski served as a Group Vice President and General Manager at B/E Aerospace, Inc. Previously, Mr. Ptakowski was General Manager, Protective Relay Division of the ASEA Brown Bovari Power T&D Company, Inc. Mr. Ptakowski received a B.S. in Electrical Engineering from New York University and a MBA from Duke University.

        John C. Long.    Mr. Long has been our Chief Financial Officer since January 2008. Prior to joining the Company, Mr. Long served in a variety of positions with Arrow International, Inc., including as Vice President Finance from January, 2003 to January, 2008 as Treasurer from January, 2003 to October, 2007, as Secretary from April, 2004 to October, 2007 and as Assistant Treasurer from 1995 to January 2003. Prior to joining Arrow International, Mr. Long served as Controller for the Jaindl Companies, a group of privately held companies involved in agribusiness and real estate development, from 1989 to 1995. From 1986 to 1989, Mr. Long was employed in the Allentown, Pennsylvania office of the accounting firm, Concannon, Gallagher, Miller & Co. Mr. Long also served as a director and Audit Committee Chairman of D&E Communications, Inc., an integrated communications provider. Mr. Long received a B.S. in Accounting from Wilkes University and a MBA from Columbia University and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objective of Compensation Policy

        The objective of the Company's compensation policy is to:

  •
  attract and retain exceptional individuals as executive officers; and

  •
  provide key executives with motivation to perform to the full extent of their abilities to maximize the performance of the Company and deliver enhanced value to the Company's shareholders.

What Our Compensation Program is Designed to Reward

        Overall, our compensation program is designed to reward the contributions of each individual executive officer to shareholder value and to provide sufficient incentives to executive officers to ensure their dedication to the Company. As discussed further below, the Company seeks to achieve these goals by providing sufficient base salaries to compensate executives for their day-to-day performance of their duties for the Company, awarding cash bonuses when the Company's financial performance is strong and for outstanding individual performance and granting equity-based awards, from time to time, when the Company believes such equity awards will further align the interests of named executive officers with those of the Company's shareholders and provide an additional incentive to executive officers to contribute to the Company's financial and strategic performance.

General Compensation Policies

  Process for Setting Total Compensation

        Generally, upon hiring or promoting a named executive officer, the Compensation Committee sets base salary and other compensation on the basis of subjective factors, including experience, individual achievements, level of responsibility assumed at the Company and may also consider market compensation practices from time to time. Actual base salaries, cash bonuses, and equity-based awards for each named executive officer may be adjusted from year to year based upon each named executive officer's annual review and progress toward or attainment of personal and corporate goals and objectives, including Company financial performance, shareholder return and such other factors as the Compensation Committee deems appropriate and in the best interests of our shareholders.

        The Compensation Committee seeks recommendations from the Chief Executive Officer regarding changes to or increases in elements of compensation for named executive officers. In addition, our Chief Executive Officer is principally responsible for reviewing each other named executive officer's performance and making recommendations for the Company's compensation package for such officers for the following fiscal year. The Compensation Committee independently reviews the performance of the Company's Chief Executive Officer. The Compensation Committee reviews the recommendations of the Chief Executive Officer carefully in light of his proximity to the other executives and knowledge of their contributions to and goals for continuing achievement with the Company.

Elements of Compensation

        Our compensation program for named executive officers consists of the following elements of compensation, each described in greater depth below:

  •
  Base Salaries;

  •
  Annual Bonuses;

  •
  Equity-based Compensation;

  •
  Severance, Termination and Change in Control Benefits;

  •
  Perquisites; and

  •
  General Benefits.

        For fiscal year 2009, the substantial majority of each named executive officer's compensation consisted of annual base salary. No bonuses were paid based on services provided by the named executive officers during fiscal year 2009.

        The Company has historically provided few personal benefits to named executive officers. The Company has not historically provided significant severance or change in control benefits because the Company believes that each named executive officer's total compensation provides a sufficient basis for our executives' long range planning and retirement savings. Accordingly, as described more fully below, the Company notified Mr. Long on October 26, 2009 that it would not renew his employment agreement beyond the expiration of its original two year term (although the Company intends to continue to employ Mr. Long on an at-will basis). The renewal provisions of Mr. Long's employment agreement provide that Mr. Long's salary and benefits continue at the rate in effect under the employment agreement for a period of six months following the date of the notice, although, Mr. Long will not have any further entitlement to severance benefits after the expiration of the term of the agreement . However, the Company's equity awards typically vest in full or become fully exercisable upon a change in control. Finally, named executive officers participate in the Company's 401(k) savings plan and health and benefit plans and are entitled to vacation and paid time off based on the Company's general vacation policies.

  Base Salary

        The Company pays base salaries to named executive officers because the Company believes salaries are essential to recruiting and retaining qualified executives. In addition, because base salaries are subject to increase based on each named executive officer's performance for the Company, base salaries also create an incentive for named executive officers to make meaningful contributions to the Company's success. Base salaries are initially set by the Compensation Committee upon hiring or promoting a named executive officer, and may be incorporated into employment contracts entered into with our named executive officers. Base salary levels are initially set based on the named executive officer's previous experience and employment, as well as the named executive officer's expected duties and obligations to the Company. Thereafter, the Compensation Committee may increase a named executive officer's base salary each year based on the results of each named executive officer's annual review (conducted by the Chief Executive Officer for each of the other named executive officers and by the Compensation Committee for the Chief Executive Officer) and based on the Compensation Committee's subjective assessment of our overall performance over the preceding year.

        Each named executive officer's annual review is a subjective process whereby the Chief Executive Officer or Compensation Committee evaluates such named executive officer's contributions toward the development and execution of strategic plans, leadership skills and motivation and involvement in industry groups. The weight given such factors by the Compensation Committee may vary from one named executive officer to another.

        In fiscal year 2009, the Compensation Committee approved an increase in the annual base salary of Mr. Ptakowski of $75,000 to $325,000 per year, effective October 1, 2008. The Compensation Committee determined that an increase in base salary was appropriate for Mr. Ptakowski because he had not had an increase in base salary since 2003. Based on the experience of the members of the Compensation Committee, the Compensation Committee determined that $75,000 per year was the right amount to ensure that Mr. Ptakowski's base salary remained competitive for an executive of his qualifications and experience.

  Annual Bonus Compensation

        The Company may, from time to time, award annual bonuses, in its discretion, to the named executive officers and may agree, in hiring or promoting a named executive officer, to a target bonus opportunity, expressed as a percentage of base salary, to be paid if the Company determines that the Company's financial performance goals or other objectives are attained.

        Except as may be agreed when hiring a new executive officer, the Company has historically only awarded discretionary bonuses when the Company's financial performance has met or exceeded the Board's expectations. Because the Company's financial performance for fiscal year 2009 did not meet the Board's expectations, named executive officers did not receive discretionary bonuses for services performed in fiscal year 2009. The Compensation Committee relies on the Chief Executive Officer's recommendations regarding whether discretionary bonuses should be paid to the other named executive officers (and other Company employees) and independently determines whether any discretionary bonus should be paid to the Chief Executive Officer.

        Because the Chief Executive Officer has historically determined whether and how much cash bonus to pay each named executive officer based on a discretionary review of Company financial performance, named executive officers' bonuses for prior fiscal years were not considered to be "performance based" under Section 162(m) of the Internal Revenue Code. Accordingly, the Company would not have been entitled to deduct, on its corporate tax return, all of a named executive officer's base salary and bonus if the total amount of such base salary and bonus (and other compensation considered under Section 162(m) of the Code) exceeded $1,000,000 in that fiscal year. However, the Company has not paid any annual discretionary bonuses that have resulted in the Company's loss of deduction, nor does the Company anticipate paying such high bonuses to its named executive officers.

  Equity Compensation

        The Company awards equity-based compensation to named executive officers in order to provide a link between the long-term results achieved for our shareholders and the rewards provided to named executive officers, thereby ensuring that such officers have a continuing stake in our long-term success. Equity-based compensation has historically been paid to named executive officers in the form of stock options. Such awards are made at the discretion of the Compensation Committee and are not timed or coordinated with the release of material, non-public information.

        The Compensation Committee determined that, based on the Company's financial condition, no awards of equity compensation to named executive officers were appropriate in fiscal year 2009. Accordingly, the compensation expense shown in the "Option Awards" column of the Summary Compensation Table, below, reflects only the accounting expense associated with option grants made in years prior to fiscal year 2009.

  Severance, Termination and Change in Control Benefits

        Although the Company has not historically provided for separate severance, termination or change in control benefits for named executive officers, the Company, in recognition of the need to attract talented executive leadership, determined that it was necessary to provide for severance benefits in the event of involuntary termination or termination in connection with a change in control for newly hired executives. Accordingly, in negotiating Mr. Long's employment agreement in fiscal year 2008, the Company agreed to a potential severance benefits. In fiscal year 2009, none of the other named executive officers had any contractual right to severance or other benefits (except as provided by the Company's retirement plans) from the Company upon termination of employment. As described below, on October 26, 2009, the Company elected not to renew Mr. Long's employment agreement. Following the expiration of Mr. Long's employment agreement after its original two year term, Mr. Long will have no contractual right to severance if his employment is terminated, but will continue to receive his salary and benefits at the rate in effect under the Employment Agreement for a six month period beginning October 26, 2009.

        The Company negotiated in Mr. Long's employment agreement that he would receive continued payment of his base salary for the remainder of the term (expiring in January 2010), but no less than six months, if he is terminated by the Company without cause. However, following a change of control, if Mr. Long's employment is terminated by the Company without cause or by Mr. Long because of a change in his position, powers, duties or responsibilities, Mr. Long is entitled to a lump sum payment equal to his then-current annual salary. These terms will no longer apply after Mr. Long's employment contract expires on April 26, 2010.

        Grants of Company stock options to named executive officers typically vest or become fully exercisable upon a change in control of the Company. The Company believes that such accelerated vesting is essential to maintaining the commitment and dedication of its key employees throughout a potential change in control scenario. Accordingly, as described under the heading "Potential Payments Upon Termination or Change in Control," below, the outstanding options granted to Mr. Long would vest in full upon a change in control of the Company.

  Perquisites

        In fiscal year 2009, we provided certain personal benefits to our Chief Executive Officer, as summarized below. The aggregate incremental cost to the Company of the perquisites received by Mr. Hedrick are included in the Summary Compensation Table, below.

        Automobile.    A Company car was available to our Chief Executive Officer for business and personal purposes during fiscal year 2009. The Company covers the costs of car insurance, upkeep and maintenance of the Company car. The Company believes that use of the Company's automobile represents a valuable perquisite for the Chief Executive Officer which is appropriate considering his value to the Company and that such benefit can be provided by the Company for relatively minimal cost.

        Aircraft.    The Company has, with the approval of the Independent Directors permitted the Company's Chief Executive Officer to use the Company's corporate aircraft for personal travel. The Company believes that use of the Company's aircraft represents a valuable perquisite for the Chief Executive Officer which is appropriate considering his value to the Company and that such benefit can be provided by the Company for relatively minimal cost.

  General Benefits

        The following are standard benefits offered to all eligible Company employees, including named executive officers.

        Retirement Benefits.    The Company maintains a tax-qualified 401(k) savings plan for all of our eligible employees, including the named executive officers, known as the IS&S 401K Plan (the "Savings Plan"). The Savings Plan is a voluntary contributory plan under which employees may elect to defer compensation for federal income tax purposes under Section 401(k) of the Internal Revenue Code of 1986.

        The Company began making a matching contribution (other than participant salary deferrals) at one half of each participant's deferral rate (limited to a maximum contribution of 2% of base salary and subject to limitations imposed by the IRS), to the Savings Plan on behalf of participants effective January 14, 2008 . The contributions on behalf of each named executive officer under the Savings Plan are reported in the "All Other Compensation" column of the Summary Compensation Table, below.

        Medical, Dental, Life Insurance and Disability Coverage.    Active employee benefits such as medical, dental, life insurance and disability coverage are available to all eligible employees. The value of these benefits is not required to be included in the Summary Compensation Table since they are made available on a Company-wide basis to all eligible employees.

        Other Paid Time-Off Benefits.    We also provide vacation and other paid holidays to all employees, including the named executive officers.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2009, this provision has not affected our tax deductions, and the Compensation Committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of the Company's proxy with management, and based on the Compensation Committee's review and discussion with management, the Compensation Committee recommended to the Company's Board of Directors that the Compensation Discussion and Analysis section be included in the Company's proxy statement for fiscal year 2009.

        Submitted by the Compensation Committee:

  Winston J. Churchill (Chairman)
  Robert E. Mittelstaedt, Jr.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All other Compensation ($)(1)	Total ($)

Geoffrey S. M. Hedrick,	2009	$400,000					$2,327	$402,327
Chief Executive Officer	2008	$400,000					$1,538	$401,538
	2007	$400,000						$400,000

Roman G. Ptakowski,	2009	$325,000					$5,300	$330,300
President	2008	$250,000	$75,000				$3,462	$328,462
	2007	$250,000						$250,000

John C. Long,	2009	$250,000			$204,684		$4,856	$459,540
Chief Financial Officer	2008	$163,462			$143,248		$1,154	$307,864

(1)
As described in the Compensation Discussion and Analysis section above, the Company provided Mr. Hedrick with certain personal benefits during fiscal years 2008 and 2009. The amount of each personal benefit provided to Mr. Hedrick did not exceed $10,000, and accordingly, is not reported in the Summary Compensation Table above. Each named executive officer also received a contribution to his 401(k) plan account as follows: Mr. Hedrick $2,327; Mr. Ptakowski $5,300; and Mr. Long $4,856.

(2)
In fiscal year 2008, Mr. Long received a grant of an option to acquire 120,000 shares of the Company's common stock upon his entry into his employment agreement with the Company. This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of FAS 123R with respect to the options granted to Mr. Long. Additional detail regarding outstanding options is provided below under the "Outstanding Equity Awards at Fiscal Year End" table. See also Note 3, under the heading "Stock-Based Compensation," to the Company's audited financial statements as filed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)	Option Exercise Date

Geoffrey S.M. Hedrick	—	—	—	—	—

Roman G. Ptakowski	180,000	0	—	4.21	5/8/2013

John C. Long(1)	40,000	80,000	—	11.32	1/28/2018

(1)
Mr. Long's options vested with respect to 40,000 shares on January 28, 2009. Mr. Long's unvested options vest with respect to 40,000 shares on each of the following dates, subject to his continued employment with the Company: January 28, 2010 and January 28, 2011. In addition, all of Mr. Long's options vest immediately upon a change in control of the Company.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

  Outstanding Options.

        As described in the Compensation Discussion and Analysis section above, Mr. Long was granted options in fiscal year 2008. Mr. Long was granted options to acquire 120,000 shares of the Company's common stock, 40,000 of which were vested as of September 30, 2009. Pursuant to the terms of the Company's 1998 Stock Option Plan, Mr. Long's unvested stock options would vest in full upon a "Change in Control" of the Company. A "Change in Control" is deemed to occur pursuant to the 1998 Stock Option Plan when: the Company's shareholders approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; the Company's shareholders approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company; or the Company's shareholders and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) approve a definitive agreement to merge or consolidate the Company. Accordingly, if a Change in Control occurred on the last day of the Company's 2009 fiscal year, Mr. Long's options would vest with respect to the 80,000 shares that were unvested as of September 30, 2009, and he would be entitled to the appreciation in value of the 80,000 shares since the date of grant. Because Mr. Long's options were granted with an exercise price of $11.32 per share and the closing market price of the Company's common stock on September 30, 2009 was $5.01 per share, Mr. Long would not be entitled to receive any value if he exercised his unvested options upon a change in control.

  Employment Agreements.

        Pursuant to Mr. Long's employment agreement, if his employment were terminated by the Company without "cause" ("cause" includes conviction of a felony or crime of moral turpitude, unethical conduct expected to harm the Company, intentionally attempting to cause harm to the Company, stealing or misappropriating Company proprietary information or trade secrets, a material breach of his employment agreement or gross negligence or malfeasance in his performance of services for the Company), Mr. Long would be entitled to receive his base salary for six months following such termination and all of Mr. Long's outstanding options would become vested at the time of such termination. Accordingly, if Mr. Long were terminated without cause on September 30, 2009, he would have been entitled to receive $125,000 in continued base salary payments, but he would not be entitled to receive any value with respect to his options, the exercise price of which exceeded the closing market price of the Company's common stock on such date. If Mr. Long's employment were terminated in connection with a Change in Control (including a transaction resulting in the sale of 30% or more of the Company's common stock, a sale or disposition of all or substantially all of the Company's assets, or a change in the majority of the Company's board members), Mr. Long would be entitled to a lump sum payment equal to his annual base salary. Accordingly, if such Change in Control occurred on September 30, 2009 and Mr. Long's employment were terminated in connection therewith, he would have been entitled to a lump sum payment of $250,000.

        On October 26, 2009, the Company notified Mr. Long that his employment agreement would not be extended beyond the expiration of its original two year term. Therefore, after the expiration of the agreement Mr. Long will not be entitled to receive any severance of in the event of the termination of his employment with the Company, but will continue to receive his salary and benefits at the rate in effect under the employment agreement for a six month period beginning October 26, 2009. His employment status is otherwise unchanged, including his right to continued vesting under the Company's equity compensation plans. Mr. Long's employment agreement was the last remaining employment agreement with any executive officer of the Company.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
AND OTHER MATTERS

        Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2011 Annual Meeting of Shareholders must submit such proposals to us at 720 Pennsylvania Drive, Exton, PA 19341, Attention: John C. Long, on or before September 30, 2010. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

        On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company's use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2011 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 14, 2010, the management proxies will be allowed to use their discretionary authority.

        Our by-laws provide that a shareholder proposal (including a shareholder nomination of a director) must meet certain predetermined requirements in order to be considered at the Annual Meeting. In order to be considered, a shareholder's proposal must be made in writing and delivered to, or mailed and received at, our principal executive offices not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the date that the Corporation's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders. However, in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, proposals must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice to the Secretary must set forth certain information as specified in our by-laws.

        As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

By Order of the Board of Directors

Geoffrey S.M. Hedrick Chairman of the Board and Chief Executive Officer

January 28, 2010

INNOVATIVE SOLUTIONS AND SUPPORT, INC. 720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE APRIL 21, 2010 ANNUAL MEETING OF SHAREHOLDERS The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. John C. Long and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 22, 2010 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on April 21, 2010, at the Company’s corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2.  Please mark your votes as in this example. 1. Election of a Class I Director for a term of three years: Robert H. Rau FOR NOMINEE WITHHOLD AUTHORITY 2. Ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2010: FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. INNOVATIVE SOLUTIONS AND SUPPORT, INC. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEE LISTED IN PROPOSAL NO. 1 AND IN FAVOR OF PROPOSAL NO. 2. Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Date: SIGNATURE Date: SIGNATURE (if jointly owned) Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person. Please check this box if you plan to attend the meeting.

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on April 20, 2010. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card. YOUR PROXY CONTROL NUMBER VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed to the left Vote your proxy by checking the appropriate boxes Click on “Accept Vote” VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided. LOGO